EEEExExhibit hibit

Pulse Biosciences PULSE BIOSCIENCES, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 74587B 10 1 SEE REVERSE FOR CERTAIN DEFINITIONS This Certifies That is the owner of Fully Paid and Non-Assessable Common Stock, $0.001 Par Value of PULSE BIOSCIENCES, INC. transferrable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the share represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent. IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation. Dated: PRESIDENT AND CHIEF EXECUTIVE OFFICER SENIOR VICE PRESIDENT, FINANCE AND ADMINISTRATION, CHIEF FINANCIAL OFFICER AND SECRETARY. Countersigned: CORPORATE STOCK TRANSFER, INC. 3200 Cherry Creek South Drive, Suite 430 Denver, CO 80209 By Transfer Agent and Registrar Authorized Officer

PULSE BIOSCIENCES, INC. CORPORATE STOCK TRANSFER, INC. TRANSFER FEE: AS REQUIRED The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT – Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (state) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises. Dated: Signature(s) Guaranteed: Signature: Signature: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AND ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.